TRANSAMERICA SERIES TRUST

Transamerica JPMorgan Mid Cap Value VP

Supplement to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

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Assuming shareholder approval of the portfolio’s new sub-adviser or use of the “manager of managers” exemptive order, effective in the second quarter of 2024 (the “Effective Date”), Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with J.P. Morgan Investment Management Inc. (“JPMorgan”) with respect to Transamerica JPMorgan Mid Cap Value VP (the “portfolio”) and will enter into a new investment sub-advisory agreement with Thompson, Siegel & Walmsley LLC (“TSW”) with respect to the portfolio.

In connection with and contingent upon the change in sub-adviser from JPMorgan to TSW: (i) the portfolio will be renamed “Transamerica TSW Mid Cap Value Opportunities VP”; (ii) the portfolio’s investment objective will change; (iii) the portfolio’s principal investment strategies and principal risks will be revised; (iv) the portfolio will reduce its management fee schedule and sub-advisory fee schedule; and (v) each class of the portfolio will have lower expense caps. These changes, which will be effective with the change in sub-adviser, are described below.

TAM will continue to serve as the portfolio’s investment manager.

As of the Effective Date, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Information, as applicable, concerning the portfolio.

The portfolio will reduce its management fee schedule as described below.

MANAGEMENT FEE REDUCTION:

As of the Effective Date, TAM will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $750 million	0.695%
Over $750 million up to $1.5 billion	0.6925%
Over $1.5 billion up to $2 billion	0.65%
In excess of $2 billion	0.63%

For the fiscal year ended December 31, 2023, the portfolio paid TAM a management fee of 0.84% of average daily net assets. If the new management fee schedule had been in effect, the portfolio would have paid TAM a management fee of 0.70% of average daily net assets for the fiscal year.

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INVESTMENT OBJECTIVE:

The portfolio’s investment objective will be as follows:

Seeks to provide investors with long term capital growth.

PRINCIPAL INVESTMENT STRATEGIES:

The portfolio’s principal investment strategies will be as follows:

Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid cap companies. The portfolio’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), considers mid cap companies to be those companies, at the time of purchase, with market capitalizations within the range of companies included in the Russell Midcap® Value Index1 (between approximately $6 billion and $47 billion as of June 30, 2023, the date of the last reconstitution). The size of the companies in the Russell Midcap® Value Index will change with market conditions. The portfolio invests primarily in common stocks. The portfolio may invest in other equity and non-equity securities, including preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The sub-adviser seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s mid cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen. Parts one and two of the screen attempt to assess a company’s discount to private market value relative to other mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The sub-adviser’s analysts also explore numerous factors that might affect the outlook for a company. They evaluate publicly available information including, but not limited to, sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

The sub-adviser generally considers selling a security when the catalyst for the investment is no longer valid, when the sub-adviser believes that another stock will have a higher expected return, or for portfolio risk management. The portfolio generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.

1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

PRINCIPAL RISKS:

As of the Effective Date, the following will be added as a new principal risk of the portfolio:

Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.

Counterparty risk, Credit risk, Derivatives risk and Sustainability and Environmental, Social and Governance (“ESG”) Considerations risk will no longer be considered principal risks of the portfolio.

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SUB-ADVISORY FEES:

As of the Effective Date, TSW will receive monthly compensation from TAM at the annual rate of a specified percentage indicated of the portfolio’s average daily net assets:

Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica TSW Mid Cap Value Opportunities VP	Thompson, Siegel &Walmsley LLC*	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% in excess of $2 billion

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The average daily net assets for the purpose of calculating sub-advisory fees will be determined on the combined assets of Transamerica Mid Cap Value Opportunities; Transamerica TSW Mid Cap Value Opportunities VP; and the portion of the assets of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP that are sub-advised by Thompson, Siegel & Walmsley LLC. As of the Effective Date, the sub-adviser will agree to voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of these mandates, in the aggregate, exceed a specified level. This waiver will be voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.

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EXPENSE LIMITATION:

As of the Effective Date, the following contractual expense caps will apply to the applicable share classes of the portfolio:

Portfolio Name	Expense Cap Initial Class	Expense Cap Service Class	Expiration Date of Expense Cap
Transamerica TSW Mid Cap Value Opportunities VP	0.78%	1.03%	May 1, 2025

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Investors Should Retain this Supplement for Future Reference

March 6, 2024